                                                               EXECUTION VERSION

                  SECOND AMENDMENT AND WAIVER, dated as of December 18, 1998, (this "Second Amendment") to the Credit Agreement dated as of October 28, 1997 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among CARIBINER INTERNATIONAL, INC., a Delaware corporation (the "Parent"), CARIBINER, INC., a New York corporation (the "Company"; together with the Parent, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), THE CHASE MANHATTAN BANK, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent") and MERRILL LYNCH CAPITAL CORPORATION, as Syndication Agent (in such capacity, the "Syndication Agent"; collectively with the Administrative Agent, the "Agents").


                             W I T N E S S E T H :


                  WHEREAS, the Borrowers, the Lenders and the Agents are parties to the Credit Agreement, pursuant to which the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers on the terms and subject to the conditions thereof; and

                  WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended and waived; and

                  WHEREAS, the Lenders are willing to agree to such requested amendments and waivers on the terms and conditions provided for in this Second Amendment.

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent hereby agree as follows:

                  SECTION 1. DEFINITIONS.

                  Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement.

                  SECTION 2. AMENDMENTS.

                  2.1 Amendments to Section 1.01. The definitions of "Asset Sale" and "Recovery Event" set forth in Section 1.01 of the Credit Agreement shall be amended by deleting from each such definition the amount "$10,000,000" and substituting in lieu thereof the following:

                  "(i) for the fiscal year ended September 30, 1998, $10,000,000 and (ii) for any fiscal year ended thereafter, $5,000,000."

                  2.2 Amendments to Section 2.06 (Optional Prepayments; Mandatory Prepayments; Termination or Mandatory Reduction of Commitments).
(a) Section 2.06 of the Credit Agreement is hereby amended by deleting paragraph
(i) of said Section in its entirety and substituting therefor the following new paragraph (i):

                  "(i) Unless the Majority Lenders and the Majority Term Loan Lenders shall otherwise agree, if on any date the Parent or any of its Subsidiaries receives Net Cash Proceeds from any Asset Sale, other Disposition or Recovery Event, then the Borrowers shall apply an amount equal to 100% of such Net Cash Proceeds toward the prepayment of the Term Loans on such date. Such prepayments shall be applied to the remaining scheduled Term Loan installments pro rata according to the outstanding amounts of such scheduled installments, provided that, if any prepayment would have the effect of reducing the outstanding principal amount of the Term Loans to $150,000,000 or less, then (A) an aggregate of $25,000,000 of such prepayment and any subsequent prepayments shall be applied to the scheduled Term Loan installments in order of maturity and (B) the balance, if any, of such prepayments shall be applied to the remaining scheduled Term Loan installments, pro rata according to the outstanding amounts of such scheduled installments."

                  (b) Section 2.06 of the Credit Agreement is hereby further amended by deleting the word "Prepayments" from paragraph (1) of said Section and substituting therefor the words, "Except to the extent expressly provided otherwise in paragraph (i) above, prepayments."



                  2.3 Amendment to Section 5.06 (Conditions Precedent to Each Loan for Future Material Acquisition). Section 5.06 of the Credit Agreement is hereby amended by adding the following new paragraph (c) to the end of said
Section:

                  "(c) Consolidated Leverage Ratio. After giving effect to the requested Loan, the Consolidated Leverage Ratio shall be less than 3.50 to 1.00 (it being understood that for purposes of determining the Consolidated Leverage Ratio for this condition, Consolidated Funded Debt shall be calculated as of the date of, and after giving effect to, the incurrence by the Borrowers and their Subsidiaries of any Indebtedness on the date of the requested Loan) and, unless the Majority Lenders consent, the Future Material Acquisition (together with all other Future Material Acquisitions in any fiscal year of the Borrowers) does not require cash consideration in excess of $5,000,000 in such fiscal year."

                  2.4 Amendments to Section 7.01 (Financial Condition Covenants). (a) Section 7.01 of the Credit Agreement is hereby amended by deleting paragraph (a) of said Section in its entirety and substituting therefor the following new paragraph (a):

                  "(a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio on the last day of any fiscal quarter ending during any period set forth below to be greater than the ratio set forth below opposite the period in which such fiscal quarter ends:

        Period                                         Ratio
        ------                                         -----

  9/30/98 - 6/29/99                                6.50 to 1.00
  6/30/99 - 9/29/99                                5.00 to 1.00
  9/30/99 - 12/30/99                               4.25 to 1.00
  12/31/99 - 3/30/00                               4.00 to 1.00
  3/31/00 - 3/30/01                                3.75 to 1.00
  3/31/01 - 3/30/02                                3.50 to 1.00
  3/31/02 - 3/30/03                                3.25 to 1.00
  3/31/03 - thereafter                             3.00 to 1.00

                  (b) Section 7.01 of the Credit Agreement is hereby further amended by deleting paragraph (b) of said Section in its entirety and substituting therefor the following new paragraph (b):

                  "(b) Ratio of Consolidated EBITDA less Capital Expenditures to Consolidated Cash Interest Expense. Permit the ratio of (i) Consolidated EBITDA less Capital Expenditures for any period of four consecutive fiscal quarters ending during any period set forth below to (ii) Consolidated Cash Interest Expense for such period, to be less than the ratio set forth below opposite such period:

        Period                                         Ratio
        ------                                         -----

  9/30/98 - 3/30/99                                0.70 to 1.00
  3/31/99 - 6/29/99                                0.75 to 1.00
  6/30/99 - 9/29/99                                1.25 to 1.00
  9/30/99 - 3/30/00                                1.50 to 1.00
  3/31/00 - 3/30/01                                1.75 to 1.00
  3/31/01 - thereafter                             2.00 to 1.00

                  2.5 Amendment to Section 7.07 (Limitation on Investments, Loans and Advances). Section 7.07 of the Credit Agreement is hereby amended by deleting paragraph (e) of said Section in its entirety and substituting therefor the following new paragraph (e):

                       "(e) Future Acquisitions by the Parent or any other Loan
                  Party; provided that (i) no Event of Default has occurred and is continuing at the time of, or would result from, the consummation of such Future Acquisition, (ii) the Consolidated Leverage Ratio is less than 3.50 to 1.00 on the Acquisition Date related to such Future Acquisition (it being understood for purposes of determining the Consolidated Leverage Ratio, Consolidated Funded Debt shall be calculated as of such Acquisition Date and after giving effect to the incurrence by the Borrowers and their Subsidiaries of any Indebtedness on such

                  Acquisition Date) and (iii) any Future Acquisitions or Investments which require, individually or in the aggregate, cash consideration in excess of $5,000,000 in any fiscal year of the Borrowers shall not be made without the prior written consent of the Majority Lenders after their satisfactory review (which they shall promptly undertake after notice by the Borrower), in their reasonable discretion, of documents required pursuant to Section 5.06(b).

                  2.6 Amendment to Annex A to the Credit Agreement. Annex A to the Credit Agreement is hereby amended by deleting said Annex in its entirety and substituting therefor the "Annex A" attached hereto as Exhibit 1.

                  2.7 Amendment to Schedule 1 to the Credit Agreement. Schedule 1 to the Credit Agreement is hereby amended by deleting said Schedule in its entirety and substituting therefor the "Schedule 1" attached hereto as Exhibit 2.

                  SECTION 4.  WAIVER.

                  The Lenders hereby waive any Default or Event of Default that resulted from the Borrowers failure to maintain the Consolidated Leverage Ratio required by Section 7.01(a) of the Credit Agreement, or the ratio of Consolidated EBITDA less Capital Expenditures to Consolidated Cash Interest Expense required by Section 7.01(b) of the Credit Agreement, in each case for the fiscal quarter ending September 30, 1998.

                  SECTION 5.  MISCELLANEOUS.

                  5.1. Representations and Warranties; No Default. After giving effect to this Second Amendment, the Borrowers hereby represent and warrant that all representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Second Amendment.

                  5.2. Conditions to Effectiveness of this Second Amendment. This Second Amendment shall be effective as of the date first set forth above upon the satisfaction of the following conditions:

                  (a) receipt by the Administrative Agent of counterparts hereof duly executed and delivered by the Borrowers and Majority Lenders and consented to by the Loan Parties (other than the Borrowers);

                  (b) the payment by the Borrowers to the Administrative Agent, for the benefit of each Lender delivering its duly executed counterpart hereof on or prior to December 18, 1998, of a fee equal to .20% of the aggregate principal amount of the Revolving Credit

Commitment and outstanding Term Loans of such Lender, after giving effect to the amendments effected hereby; and

                  (c) the payment by the Borrowers of the costs and expenses of the Administrative Agent owing under Section 10.05 of the Credit Agreement and for which invoices have been submitted.

                  5.3. Limited Effect. Except as expressly amended by this Second Amendment, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Second Amendment shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents.

                  5.4 Counterparts. This Second Amendment may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Second Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  5.5 GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  [remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.



                                   CARIBINER INTERNATIONAL, INC.


                                   By: /s/ Robert F. Burlinson
                                       -----------------------------------
                                       Name:  Robert F. Burlinson
                                       Title: Executive Vice President and
                                              Chief Financial Officer


                                   CARIBINER, INC.


                                   By: /s/ Robert F. Burlinson
                                       -----------------------------------
                                       Name:  Robert F. Burlinson
                                       Title: Executive Vice President and
                                              Chief Financial Officer and
                                              Treasurer

                                   THE CHASE MANHATTAN BANK, individually
                                   and as Administrative Agent


                                   By: /s/ Wendy Weinsier
                                       -----------------------------------
                                       Name:  Wendy Weinsier
                                       Title: Vice President


                                   MERRILL LYNCH CAPITAL CORPORATION,
                                   individually and as Syndication Agent


                                   By: /s/ Julie Hallowell
                                       -----------------------------------
                                       Name:  Julie Hallowell
                                       Title: Vice President


                                   BANKBOSTON, N.A.


                                   By: /s/ Maura Wadlinger
                                       -----------------------------------
                                       Name:  Maura Wadlinger
                                       Title: Vice President


                                   BANKERS TRUST COMPANY


                                   By: /s/ Anthony LoGrippo
                                       -----------------------------------
                                       Name:  Anthony LoGrippo
                                       Title: Vice President

                                   THE BANK OF NEW YORK


                                   By: /s/ Edward F. Ryan, Jr.
                                       -----------------------------------
                                       Name: Edward F. Ryan, Jr.
                                       Title: Senior Vice President


                                   THE BANK OF NOVA SCOTIA


                                   By: /s/ Stephen E. Lockhart
                                       -----------------------------------
                                       Name:  Stephen E. Lockhart
                                       Title: Senior Relationship Manager


                                   CREDIT AGRICOLE INDOSUEZ


                                   By: /s/ Craig Welch
                                       -----------------------------------
                                       Name:  Craig Welch
                                       Title: First Vice President


                                   FIRST UNION NATIONAL BANK


                                   By: /s/ Jorge Gonzalez
                                       -----------------------------------
                                       Name:  Jorge Gonzalez
                                       Title: Senior Vice President

                                   FLEET BANK, N.A.


                                   By: /s/ Thomas J. Levy
                                       -----------------------------------
                                       Name:  Thomas J. Levy
                                       Title: Vice President


                                   THE MITSUBISHI TRUST AND BANKING
                                   CORPORATION


                                   By: /s/ Beatrice E. Kossodo
                                       -----------------------------------
                                       Name:  Beatrice E. Kossodo
                                       Title: Senior Vice President


                                   NATIONSBANK, N.A.


                                   By: /s/ Daniel Rencricca
                                       -----------------------------------
                                       Name:  Daniel Rencricca
                                       Title: Vice President


                                   BANK OF AMERICA NATIONAL TRUST &
                                   SAVINGS ASSOCIATION


                                   By: /s/ Daniel Rencricca
                                       -----------------------------------
                                       Name:  Daniel Rencricca
                                       Title: Vice President

                                   PNC BANK, NATIONAL ASSOCIATION


                                   By: /s/ Michael Richards
                                       -----------------------------------
                                       Name:  Michael Richards
                                       Title: Vice President


                                   ROYAL BANK OF CANADA


                                   By: /s/ Kristin Condon
                                       -----------------------------------
                                       Name:  Kristin Condon
                                       Title: Manager, Global Syndications


                                   SUMMIT BANK


                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   BANK OF HAWAII


                                   By: /s/ Donna R. Parker
                                       -----------------------------------
                                       Name:  Donna R. Parker
                                       Title: Vice President

                                   BANK POLSKA KASA OPIEKI S.A.
                                   PEKAO S.A. GROUP, NEW YORK BRANCH


                                   By: /s/ B.W. Henry
                                       -----------------------------------
                                       Name:  B.W. Henry
                                       Title: Vice President


                                   VAN KAMPEN PRIME RATE INCOME TRUST


                                   By: /s/ Jeffrey W. Maillet
                                       -----------------------------------
                                       Name:  Jeffrey W. Maillet
                                       Title: Senior Vice President& Director


                                   VAN KAMPEN SENIOR INCOME TRUST


                                   By: /s/ Jeffrey W. Maillet
                                       -----------------------------------
                                       Name:  Jeffrey W. Maillet
                                       Title: Senior Vice President & Director

                  Each of the undersigned hereby consents to the foregoing Second Amendment and Waiver and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Second Amendment and Waiver.


                                CARIBINER INTELLECTUAL
                                PROPERTY MANAGEMENT, INC.


                                By: /s/ Robert F. Burlinson
                                    -----------------------------------
                                    Name:  Robert F. Burlinson
                                    Title: Executive Vice President and
                                           Treasurer


                                CARIBINER AUDIO VISUAL SERVICES, INC.


                                By: /s/ Robert F. Burlinson
                                    -----------------------------------
                                    Name:  Robert F. Burlinson
                                    Title: Executive Vice President, Chief
                                           Financial Officer and Treasurer


                                HRI, V.I., INC.


                                By: /s/ Robert F. Burlinson
                                    -----------------------------------
                                    Name:  Robert F. Burlinson
                                    Title: Executive Vice President and
                                           Treasurer

                                VISUAL ACTION HOLDINGS, INC.


                                By: /s/ Robert F. Burlinson
                                    -----------------------------------
                                    Name:  Robert F. Burlinson
                                    Title: Executive Vice President and
                                           Treasurer


                                CARIBINER SERVICES LIMITED


                                By: /s/ Raymond S. Ingleby
                                    -----------------------------------
                                    Name:  Raymond S. Ingleby
                                    Title: Director


                                CARIBINER EUROPE LIMITED


                                By: /s/ Raymond S. Ingleby
                                    -----------------------------------
                                    Name:  Raymond S. Ingleby
                                    Title: Director


                                VISUAL ACTION HOLDINGS LIMITED


                                By: /s/ Raymond S. Ingleby
                                    -----------------------------------
                                    Name:  Raymond S. Ingleby
                                    Title: Director


                                                                                                                            Annex A

                                                            Leverage Grid

-----------------------------------------------------------------------------------------------------------------------------------
                        If the             If the              If the             If the             If the            If the
                     Consolidated       Consolidated        Consolidated       Consolidated       Consolidated      Consolidated
                    Leverage Ratio        Leverage         Leverage Ratio     Leverage Ratio     Leverage Ratio    Leveraee Ratio
                     is less than       Ratio is less     is less than 3.0   is less than 3.5   is less than 4.0   is greater than
                      2.0 to 1.0       than 2.5 to 1.0       to 1.0 but         to 1.0 but         to 1.0 but      or equal to 4.0
                                         but greater          greater            greater        greater than or       to 1.0
                                        than or equal      than or equal      than or equal        equal to
                                        to 2.0 to 1.0      to 2.5 to 1.0      to 3.0 to 1.0       3.5 to 1.0
-----------------------------------------------------------------------------------------------------------------------------------
    Commitment         37.5 bps           37.5 bps           50.0 bps          50.0 bps           50.0 bps           50.0 bps
        Fee

-----------------------------------------------------------------------------------------------------------------------------------

    Eurodollar         125.0 bps          150.0 bps          175.0 bps         200.0 bps          250.0 bps          275.0 bps
    Applicable
      Margin

-----------------------------------------------------------------------------------------------------------------------------------

        ABR            25.0 bps           50.0 bps           75.0 bps          100.0 bps          150.0 bps          175.0 bps
    Applicable
       Margin

-----------------------------------------------------------------------------------------------------------------------------------

; provided, that beginning June 30, 1999, if the outstanding principal amount of the Term Loans has not been reduced to $150,000,000 or less from the application of the Net Cash Proceeds of Asset Sales, Recovery Events, other Dispositions or refinancings on terms acceptable to the Majority Lenders or otherwise (but in no event from the proceeds of Revolving Credit Loans) (the date of such reduction, the "Term Loan Reduction Date"), then (i) from and after June 30, 1999 until the earlier to occur of (x) the first
Adjustment Date (as defined below) to occur thereafter and (y) the Term Loan Reduction Date, the Applicable Margin for each Type of
Loan shall be increased to .50% above the rate which is in effect on June 30, 1999 pursuant to the pricing grid set forth above, and the Commitment Fee Rate shall be .50% and (ii) from and after the first Adjustment Date to occur after June 30, 1999 and until the
Term Loan Reduction Date the following Pricing Grid shall apply:


-----------------------------------------------------------------------------------------------------------------------------------
                         If the             If the            If the             If the             If the             If the
                      Consolidated       Consolidated      Consolidated       Consolidated       Consolidated       Consolidated
                     Leverage Ratio        Leverage          Leverage        Leverage Ratio     Leverage Ratio     Leverage Ratio
                    is less than 2.0     Ratio is less     Ratio is less    is less than 3.5   is less than 4.0    is greater than
                         to 1.0         than 2.5 to 1.0   than 3.0 to 1.0      to 1.0 but         to 1.0 but       or equal to 4.0
                                       but greater than  but greater than    greater than or    greater than or        to 1.0
                                       or equal to 2.0    or equal to 2.5    equal to 3.0 to       equal to
                                            to 1.0            to 1.0               1.0            3.5 to 1.0
-----------------------------------------------------------------------------------------------------------------------------------
    Commitment         50.0 bps            50.0 bps         50.0 bps           50.0 bps           50.0 bps           50.0 bps
        Fee

-----------------------------------------------------------------------------------------------------------------------------------

    Eurodollar         175.0 bps           200.0 bps        225.0 bps          250.0 bps          300.0 bps          325.0 bps
    Applicable
      Margin

-----------------------------------------------------------------------------------------------------------------------------------

        ABR            75.0 bps            100.0 bps        125.0 bps          150.0 bps          200.0 bps          225.O bps
    Applicable
      Margin

-----------------------------------------------------------------------------------------------------------------------------------

On the effective date of the Second Amendment, the Commitment Fee Rate shall be 50.0 bps, the Applicable Margin for Eurodollar
Loans shall be 275.0 bps and the Applicable Margin for ABR Loans shall be 175.0 bps.

Beginning with the fiscal quarter ending December 31, 1998 changes in the Applicable Margin or in the Commitment Fee Rate resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the "Adiustment Date") on which financial statements are delivered to the Lenders pursuant to Section 6.01 (but in any event not later than the 50th day after the end of each of the first three quarterly periods of each fiscal year or the 120th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the
Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 4.0 to 1. Each determination of the Consolidated Leverage Ratio pursuant to this definition shall be made with respect to the period of four consecutive fiscal quarters of the Parent and its Subsidiaries ending at the end of the period covered by the relevant financial statements.

                                                                     SCHEDULE 1

                              Revolving Credit     Term Loan         Total
     Lender                      Commitment        Commitment      Commitment
--------------------------    ----------------  ----------------  --------------

Bank Polska                      $2,272,727.28    $2,036,363.63    $4,309,090.91

Bank of America Illinois         $4,770,992.45    $4,274,809.16    $9,045,801.61

Bank of Hawaii                   $4,770,992.37    $4,274,809.16    $9,045,801.53

Bank of New York                $21,478,140.18   $14,244,413.60   $35,722,553.78

Bank of Nova Scotia             $19,318,181.82   $17,309,090.91   $36,627,272.73

BankBoston, N.A.                $19,318,181.82   $17,309,090.91   $36,627,272.73

Bankers Trust Company           $23,863,636.37   $21,381,818.18   $45,245,454.55

Chase Manhattan Bank            $30,681,818.18   $27,490,909.10   $58,172,727.28

Credit Agricole Indosuez         $9,090,090.09    $8,145,454.94   $17,236,364.03

First Union National Bank       $11,476,405.28   $15,282,859.12   $26,759,264.40
N.C.

Fleet Bank                      $15,909,090.91   $14,254,545.46   $30,163,636.37

Merrill Lynch, Pierce,          $30,681,818.18   $27,490,909.09   $58,172,727.27
Fenner & Smith
Incorporated

Mitsubishi Trust & Banking
Corporation                      $9,090,909.09    $8,145,454.54   $17,236,363.63

NationsBank, NA                 $21,816,446.92   $19,547,536.43   $41,363,983.35

PNC Bank, N.A.                  $19,318,181.82    $8,349,090.91   $27,667,272.73

Royal Bank of Canada             $1,596,113.73    $1,430,117.98    $3,026,231.71

Summit Bank                      $4,545,454.54    $4,072,727.28    $8,618,181.82

Van Kampen American                      $0.00    $3,960,000.00    $3,960,000.00
Capital PRIT

Van Kampen Amer. Capital                 $0.00    $5,000,000.00    $5,000,000.00
Sr. Inc. Trust

Total                          $250,000,000.00  $224,000,000.40  $474,000,000.40